SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 15, 2001
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                             First Union Corporation
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             (Exact name of registrant as specified in its charter)

        North Carolina                     1-10000                56-0898180
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(State or other jurisdiction             (Commission            (IRS Employer
      of incorporation)                  File Number)        Identification No.)

        One First Union Center
       Charlotte, North Carolina                                  28288-0013
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(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code          (704) 374-6565
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         (Former name or former address, if changed since last report.)


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Item 7.  Exhibits.

         (c) Exhibits.

         99(a)(1) The News Release (as defined below).

         99(b)(1) The Supplemental Information (as defined below).

Item 9.  Regulation FD Disclosure.

         First Union Corporation ("First Union") is filing this amendment No. 1 to its Current Report on Form 8-K, dated May 15, 2001 (the "May 15 Form 8-K") for the purpose set forth below. As previously reported by First Union in its Current Report on Form 8-K, dated April 16, 2001, and as amended on June 25, 2001, First Union and Wachovia Corporation ("Wachovia") entered into an Agreement and Plan of Merger, dated as of April 15, 2001, and amended and restated, pursuant to which, among other things, Wachovia will merge with and into First Union, with First Union as the surviving corporation (the "Merger"). Consummation of the Merger remains subject to various conditions, including regulatory approval and approval of First Union and Wachovia shareholders.

         On May 15, 2001, First Union issued a news release (the "News Release") and certain supplemental information (the "Supplemental Information") relating to the Merger, and the News Release and the Supplemental Information are attached as Exhibits 99(a) and 99(b) to the May 15 Form 8-K, respectively. The News Release and the Supplemental Information contain certain information relating to the term "New GAAP," and the sole purpose of this amendment is to provide a description of the term "New GAAP". Accordingly, the May 15 Form 8-K is hereby amended to include the description of New GAAP set forth below. Such description supplements, and should be read together with, the News Release and the Supplemental Information, which, for convenience, are attached hereto in the form filed on May 15, 2001 as Exhibits 99(a)(1) and 99(b)(1), respectively, and are incorporated by reference into this Item 9.


                            Description of "New GAAP"

         In July 2001, the Financial Accounting Standards Board ("FASB") is expected to issue new accounting standards that will result in significant changes to generally accepted accounting principles for business combinations and intangible assets. The new standards are expected to eliminate the use of the pooling of interests method of accounting for business combinations such that all business combinations will be accounted for using the purchase method of accounting. Also, under the new standards, goodwill (the excess of the purchase price over the fair value of net tangible and identifiable intangible assets) will not be subject to amortization, but rather will be subject to periodic reviews for impairment. Goodwill that is determined to be impaired will be required to be written down to its fair value.


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         The FASB has stated that the new standards are expected to be effective as follows: pooling of interests accounting will be eliminated for business combinations initiated after June 30, 2001; goodwill that has been recorded as of June 30, 2001, will continue to be amortized until December 31, 2001, for companies with a calendar year-end, after which amortization will cease; and goodwill for business combinations consummated after June 30, 2001, will not be subject to amortization.

         The provisions of the new standard on intangible assets will be very complex to interpret and apply, particularly those related to measuring impairment. This description is a summary only and is not intended to address all of the complex provisions. More detailed information about the standards is available on the FASB's website, www.fasb.org.

         Until such time as the FASB issues the final standards, changes in the provisions or in the effective dates can occur.


                                   *    *    *

         This Current Report on Form 8-K/A (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements with respect to each of First Union, Wachovia and the combined company following the Merger, as well as the goals, plans, objectives, intentions, expectations, financial condition, results of operations, future performance and business of First Union, including, without limitation, (i) statements relating to the benefits of the Merger, including future financial and operating results, cost savings, enhanced revenues, and the accretion to reported earnings that may be realized from the Merger, (ii) statements regarding certain of First Union's goals and expectations with respect to earnings, earnings per share, revenue, expenses, and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (iii) statements preceded by, followed by or that include the words "may", "could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans", "targets" "probably", "potentially", "projects" or similar expressions. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond First Union's control). The following factors, among others, could cause First Union's financial performance to differ materially from the goals, plans, objectives, intentions, and expectations expressed in such forward-looking statements: (1) the risk that the businesses of First Union and Wachovia will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; (2) expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; (3) revenues following the Merger may be lower than expected; (4) deposit attrition, operating costs, customer loss and business disruption following the Merger, including, without limitation, difficulties in maintaining relationships with employees, may be greater than expected; (5) the ability to obtain governmental approvals of the Merger on the proposed terms and schedule; (6) the failure of First Union's and Wachovia's stockholders to approve the Merger; (7) the strength of the United States economy in general and the strength of the local economies in which First Union conducts operations may be different than expected resulting in, among other things, a deterioration in credit quality or a reduced demand for credit, including the resultant effect on First Union's loan portfolio and allowance for loan losses; (8) the effects of,

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and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; (9) inflation, interest rate, market and monetary fluctuations; (10) adverse conditions in the stock market, the public debt market and other capital markets (including changes in interest rate conditions) and the impact of such conditions on First Union's capital markets and capital management activities, including, without limitation, First Union's mergers and acquisition advisory business, equity and debt underwriting activities, private equity investment activities, derivative securities activities, investment and wealth management advisory businesses, and brokerage activities; (11) the timely development of competitive new products and services by First Union and the acceptance of these products and services by new and existing customers; (12) the willingness of customers to accept third party products marketed by First Union; (13) the willingness of customers to substitute competitors' products and services for First Union's products and services and vice versa; (14) the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); (15) technological changes; (16) changes in consumer spending and saving habits; (17) the effect of corporate restructurings, acquisitions and/or dispositions, including, without limitation, the Merger, and the actual restructuring and other charges related thereto; (18) the growth and profitability of First Union's noninterest or fee income being less than expected; (19) unanticipated regulatory or judicial proceedings; (20) the impact of changes in accounting policies by the Securities and Exchange Commission; (21) adverse changes in the financial performance and/or condition of First Union's borrowers which could impact the repayment of such borrowers' outstanding loans; and (22) the success of First Union at managing the risks involved in the foregoing. Additional information with respect to factors that may cause actual results to differ materially from those contemplated by such forward-looking statements is included in the reports filed by First Union with the Securities and Exchange Commission.

         First Union cautions that the foregoing list of factors is not exclusive. All subsequent written and oral forward-looking statements concerning the Merger or other matters and attributable to First Union or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. First Union does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this Current Report on Form 8-K/A.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   FIRST UNION CORPORATION


    Date: June 25, 2001            By:  /s/ Robert P. Kelly
                                        ------------------------------
                                        Name:   Robert P. Kelly
                                        Title:  Executive Vice President and
                                                Chief Financial Officer




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                                  Exhibit Index


         Exhibit No.                                 Description
         -----------                                 -----------


         99(a)(1)                           The News Release.

         99(b)(1)                           The Supplemental Information.